SUPPLEMENT DATED July 8, 2010
TO PROSPECTUS DATED MAY 1, 2008
FOR
TFLIC FREEDOM WEALTH PROTECTOR
A Joint Survivor Flexible Premium Variable Life Insurance Policy

Issued through
TFLIC Series Life Account
By
Transamerica Financial Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus.

The following sentence is deleted from the first paragraph on page 33 of your prospectus under the heading “Making Premium Payments”:

We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments.

The following sentence is deleted from the third paragraph on page 47 of your prospectus under the heading “Loans - General”:

We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2008 PRODUCT PROSPECTUS